Exhibit 99.1

Beacon Financial Corporation

Announces CEO Transition:

Sean A. Gray Appointed Chief Executive Officer;

Paul A. Perrault to Retire

September 21, 2026 8:30 a.m.	| Source: Beacon Financial Corporation

Share

BOSTON, Sept. 21, 2026 (GLOBE NEWSWIRE) — Beacon Financial Corporation (NYSE: BBT) (the “Company”), the holding company of Beacon Bank (the “Bank”), today announced that the joint Board of Directors of the Company and the Bank unanimously appointed Sean A. Gray as Chief Executive Officer of the Company and the Bank, effective September 21, 2026. Mr. Gray will also serve as a member of the Boards of the Company and the Bank. Mr. Gray’s appointment is the result of the Company’s succession planning process conducted by the Corporate Governance and Nominating Committee of the Board and Richard Perkey of Caldwell Partners in preparation for the retirement of Paul A. Perrault, who retired today as Chief Executive Officer of the Company and the Bank. His retirement is the culmination of a distinguished banking career spanning more than five decades. Mr. Perrault will remain with the Company in a consulting capacity for one year to support a smooth and orderly transition.

Sean A. Gray

Over nearly three decades in banking, Mr. Gray has led and overseen commercial banking, asset-based lending, wealth management, specialty lending and other fee-based businesses, along with key enterprise functions and operating teams. That experience positions him to lead Beacon with strategic perspective, practical operating discipline and a strong appreciation of the Company’s stakeholders.

“Sean is an established leader with broad operating expertise, deep institutional knowledge and proven relationships with our colleagues, clients, shareholders and communities,” said David M. Brunelle, Chairperson of the Board of Directors. “His appointment represents an important catalyst for Beacon’s next phase of profitable growth as the Company remains focused on delivering the commitments established through the merger: accelerating execution, strengthening performance and fully realizing the promise of the combined company.”

Mr. Brunelle added, “On behalf of the Board, I want to thank Paul for his exceptional leadership, service and many contributions to Beacon and to the banking industry throughout his fifty-year career. We now have a stronger banking franchise with exceptional colleagues and deep client relationships that is well positioned for future success under Sean’s leadership.”

“Beacon is well-positioned to grow, with greater scale, expanded capabilities and a stronger operating platform that allows us to accelerate our progress as a relationship-driven commercial bank,” said Mr. Gray. “At the same time, we will continue to support our regional operating model, local decision-making and market-centered leadership so we remain close to our clients and communities. Our focus must be on disciplined execution, enhancing performance, and accountability to all stakeholders as we operate as one company with one culture and one commitment.”

Most recently, Mr. Gray served as Chief Operating Officer of the Company where he oversaw all enterprise operations and the merger’s successful systems integration. Prior to the merger of Brookline Bancorp, Inc. and Berkshire Hills Bancorp, Inc. to create Beacon Financial Corporation, Mr. Gray served as President and Chief Operating Officer of Berkshire Bank from November 2018 through 2025 and as Senior Executive Vice President of Berkshire Hills Bancorp, Inc. from 2015 through 2025. He also served as the interim CEO from August 2020 through January 2021. During his tenure at Berkshire Bank, which began in 2007, Mr. Gray led core operating divisions including retail and commercial banking, specialty lending, and wealth management, as well as key enterprise functions including technology, risk management, human resources, marketing, corporate development, strategy and analytics, and regional market leadership. Mr. Gray earned a Master of Business Administration from Duke University’s Fuqua School of Business and a Bachelor of Science from Bentley University.

“We have important opportunities ahead to fully realize merger efficiencies, optimize our expense base and strengthen performance,” Mr. Gray added. “We will be disciplined and opportunistic in how we allocate capital. We will focus on organic growth and maintaining our dividend while diversifying the ways we return capital to shareholders. I look forward to working with our leadership team and colleagues across Beacon to accelerate execution and advance the Company’s next phase of growth.”

ABOUT BEACON FINANCIAL CORPORATION

Beacon Financial Corporation (NYSE: BBT) is the holding company for Beacon Bank & Trust, commonly known as Beacon Bank, a full-service regional bank serving the Northeast. Headquartered in Boston, the Company has $22.3 billion in assets and more than 145 branches throughout New England and New York. Beacon Bank offers a full suite of tailored banking solutions including commercial, cash management, asset-based lending, retail, consumer and residential products and services. The Company also provides equipment financing through its Eastern Funding subsidiary, SBA lending through its 44 Business Capital division, and private wealth services through Beacon Bank and Clarendon Private.

FORWARD-LOOKING STATEMENTS

Certain statements contained in this press release that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company may also make forward-looking statements in other documents it files with the Securities and Exchange Commission (“SEC”), in our annual reports to shareholders, in press releases and other written materials, and in oral statements made by our officers, directors or employees. You can identify forward looking statements by the use of the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “assume,” “outlook,” “will,” “should,” and other expressions that predict or indicate future events and trends and which do not relate to historical matters, including statements regarding the Company’s business, credit quality, financial condition, liquidity and results of operations. Forward-looking statements may differ, possibly materially, from what is included in this press release due to factors and future developments that are uncertain and beyond the scope of the Company’s control. These include, but are not limited to, changes in interest rates; general economic conditions (including the impact of ongoing armed conflicts, tariffs, inflation, and concerns about liquidity) on a national basis or in the local markets in which the Company operates; ongoing turbulence in the capital and debt markets; competitive pressures from other financial institutions; changes in consumer behavior due to changing political, business and economic conditions, or legislative or regulatory initiatives; changes in the value of securities and other assets in the Company’s investment portfolio; increases in loan and lease default and charge-off rates; the adequacy of allowances for loan and lease losses; decreases in deposit levels that necessitate increases in borrowing to fund loans and investments; operational risks including, but not limited to, cybersecurity incidents, fraud, natural disasters, and future pandemics; changes in regulation; the possibility that future credit losses may be higher than currently expected due to changes in economic assumptions and adverse economic developments; the risk that goodwill and intangibles recorded in the Company’s financial statements will become impaired; and changes in assumptions used in making such forward-looking statements. Forward-looking statements involve risks and uncertainties which are difficult to predict. The Company’s actual results could differ materially from those projected in the forward-looking statements as a result of, among others, the risks outlined in the Company’s Annual Report on Form 10-K, as updated by its Quarterly Reports on Form 10-Q and other filings submitted to the SEC. The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Media Contact:

Gary R. Levante

Chief Marketing Officer 413.447.1737

gary.levante@beaconbank.com

Investor Relations:

Carl M. Carlson

Chief Financial and Strategy Officer 617.425.5331

carl.carlson@beaconbank.com

A photo accompanying this announcement is available at

https://pr.globenewswire.com/FileDownloader/DownloadFile?

source=pnr&fileGuid=8727b253-a59f-4f60-b422-b3c39ad36c65